UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2008

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA	19034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends Item 9.01 of the Current Report on Form 8-K filed by Kulicke and Soffa Industries, Inc. (the “Company” or “K&S”)) with the Securities and Exchange Commission on October 8, 2008 in order to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of Orthodyne Electronics Corporation (“Orthodyne”) on October 2, 2008. This Form 8-K/A includes consolidated financial statements of Orthodyne and pro forma financial information of the Company.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

•	Audited Consolidated Financial Statements of Orthodyne Electronics Corporation (filed herewith as Exhibit 99.1)

Independent Auditor’s Report;

Consolidated Balance Sheets as of December 31, 2007 and 2006;

Consolidated Statements of Income for the years ended December 31, 2007, 2006 and 2005;

Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2007, 2006 and 2005;

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005; and

Notes to Consolidated Financial Statements.

•	Unaudited Consolidated Financial Statements of Orthodyne Electronics Corporation (filed herewith as Exhibit 99.1)

Consolidated Balance Sheet as of June 30, 2008;

Consolidated Statements of Income for the six months ended June 30, 2008 and 2007;

Consolidated Statement of Stockholders’ Equity for the six months ended June 30, 2008;

Consolidated Statements of Cash Flows for the six months ended June 30, 2008 and 2007.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements

As previously disclosed in a Form 8-K filed on October 2, 2008, on September 29, 2008 the Company completed the sale of the assets associated with its Wire business to W.C. Heraeus GmbH. The Company’s Wire business is accounted for as a discontinued operation. The following unaudited pro forma financial information reflects the disposition of the Wire business as well as the purchase of Orthodyne. In addition, the following unaudited pro forma financial statements are based upon, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of the Company and Orthodyne, as well as the pro forma financial statements included in the Company’s current report on Form 8-K filed on October 2, 2008. The pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X and are based upon certain assumptions management considered reasonable under the circumstances in order to give effect to the acquisition of Orthodyne.

The following unaudited Pro Forma Combined Consolidated Balance Sheet of the Company reflects the disposition of the Wire business and the purchase of Orthodyne as if they had occurred on June 28, 2008. The accompanying unaudited Pro Forma Combined Consolidated Statements of Operations for the nine months ended June 30, 2007 and June 28, 2008 and for fiscal year 2007 reflects the disposition of the Wire business as if the sale had occurred on October 1, 2006. The accompanying unaudited Pro Forma Combined Consolidated Statements of Operations also reflect the purchase of Orthodyne as if it had occurred on October 1, 2006. The “Pro Forma for Wire business” column in these pro forma combined consolidated financial statements gives effect to the disposition of the Wire business which was included in the current report on Form 8-K filed on October 2, 2008. Please see that

Form 8-K for further information on the disposition of the Wire business as well as for the pro forma adjustments related to the disposition. The pro forma adjustments for the acquisition are based on the operations of Orthodyne during the periods presented and the impact of the purchase and other transactions associated with the acquisition. These pro forma adjustments were made to illustrate the anticipated financial effect of the purchase and are based on presently available information. Consequently, the pro forma financial information presented herein is not necessarily indicative of the results that would have been reported had the transactions actually occurred on the dates specified.

The accounting for the disposition and the preliminary acquisition accounting is still under review by management and will not be included in the Company’s results until the Company files its Form 10-Q for the quarterly period ended December 27, 2008. The pro forma information related to the sale of the Wire business is based on the net book value of net assets sold as of June 28, 2008. Accordingly, the Company’s actual recording of the disposition, including the final sale price, may differ from the pro forma financial information based on the net book value of net assets as of the closing date. The pro forma information related to the acquisition of Orthodyne is based upon Management’s best estimates utilizing the information currently available. The pro forma financial information does not purport to indicate the future financial position or future results of the Company’s operations.

•	Unaudited Pro Forma Combined Consolidated Financial Statements of the Company (furnished herewith as Exhibit 99.2)

Unaudited Pro Forma Combined Consolidated Balance Sheet as of June 28, 2008;

Unaudited Pro Forma Combined Consolidated Statements of Operations for the nine months ended June 30, 2007 and June 28, 2008;

Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended September 29, 2007; and

Notes to Unaudited Pro Forma Combined Consolidated Financial Statements.

(d)	Exhibits

Exhibit No.	Description.
23.1	Consent of McGladrey & Pullen, LLP

99.1	Orthodyne Electronics Corporation Audited Consolidated Financial Statements as of and for the years ended December 31, 2007, 2006 and 2005 and Unaudited Consolidated Financial Statements as of and for the six months ended June 30, 2008 and 2007.

99.2	Unaudited Pro Forma Combined Consolidated Financial Statements of the Company as of and for the fiscal year ended September 29, 2007 and for the fiscal nine months ended June 28, 2008 and June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 27, 2008

KULICKE AND SOFFA INDUSTRIES, INC.

By:	/s/ Maurice E. Carson
Name:	Maurice E. Carson
Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description.
23.1	Consent of McGladrey & Pullen, LLP

99.1	Orthodyne Electronics Corporation Audited Consolidated Financial Statements as of and for the years ended December 31, 2007, 2006 and 2005 and Unaudited Consolidated Financial Statements as of and for the six months ended June 30, 2008 and 2007.

99.2

Unaudited Pro Forma Combined Consolidated Financial Statements of the Company as of and for the fiscal year ended September 29, 2007 and for the fiscal nine months ended June 28, 2008 and June 30, 2007.

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